UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 30, 2020

RESPIRERX PHARMACEUTICALS INC.

(Exact name of registrant as specified in its charter)

Delaware	1-16467	33-0303583
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S Employer Identification No.)

126 Valley Road, Suite C Glen Rock, New Jersey	07452
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (201) 444-4947

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Hiring of Timothy Jones as Chief Executive Office and President and Resignation of Dr. Arnold Lippa as Interim Chief Executive Office and Interim President

On May 6, 2020, RespireRx Pharmaceuticals Inc. (the “Company”) entered into an employment contract (the “Contract”) with Timothy Jones to serve as Chief Executive Officer (“CEO”) and President of the Company. The Contract provides for a provisional term through July 31, 2020, during which Mr. Jones will be employed “at will” and after which additional terms and conditions of the Contract will become effective, as set forth in the Contract. If not earlier terminated during the provisional term, or thereafter pursuant to the terms of the Contract, the Contract will be effective through September 30, 2023, and will renew annually thereafter unless either party terminates in writing at least 90 days before the next renewal date. Dr. Arnold Lippa, who has been serving as the Company’s Interim CEO and Interim President, resigned from those positions concurrently with the effectiveness of the Contract, but will continue to serve as the Company’s Executive Chairman and Chief Scientific Officer. As previously disclosed in the Company’s Current Report on Form 8-K filed February 3, 2020, Mr. Jones joined the Company’s board of directors (“Board”) on January 28, 2020.

Mr. Jones’ 25 years of broad experience across multiple disciplines within the pharmaceutical industry includes 15 years of API (active pharmaceutical ingredient) sales, business development, and sourcing in the niche, controlled substances industry. He is recognized for his expertise in the strategic development and growth of active pharmaceutical ingredient categories through partnerships with a broad cross section of brand and generic pharmaceutical and biopharmaceutical companies worldwide. His extensive knowledge base and expertise across multiple pharmaceutical disciplines have contributed to his successful track record of financial growth. From September 2019 to April 10, 2020, Mr. Jones was the Vice President Global Pharmaceutical and Medical OTC at Purisys, LLC (“Purisys”), an affiliate of Noramco, Inc. formed in September 2019. From November 2018 to September 2019, Mr. Jones was VP Business Development-Global Cannabinoids Portfolio at Noramco, Inc. From August 2017 to November 2018, Mr. Jones was Director of Sales and Business Development at Noramco, Inc. From September 2015 to August 2017, he was Director of Global API Purchasing/Primary API Sourcing Consultant at QuVa Pharma Inc. From June 2014 to June 2015, he was Vice President Strategic Portfolio Management at Midas Pharmaceuticals Inc. He has also previously held leadership roles with Par Sterile Products, and Johnson Matthey.

In light of Mr. Jones appointment, he will cease to receive compensation for his service on the Board as a non-employee member of the Board, and instead, going forward, Mr. Jones will be compensated as provided the Contract. The above description of the Contract does not purport to be complete and is qualified in its entirety by reference to the Contract, a copy of which is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

In September 2018, the Company entered into a Development and Supply Agreement with Noramco, Inc. (“Agreement”), as previously disclosed in its Quarterly Report on Form 10-Q filed November 16, 2018, which Agreement was assigned to Purisys effective December 30, 2019. As of the date of this Current Report on Form 8-K, nothing has been provided to the Company under the Agreement, but materials and services may be supplied to the Company in the future by Purisys under the terms and conditions provided in the Agreement.

Except as noted above, there is no arrangement or understanding between Mr. Jones and any other persons pursuant to which he was offered these positions, and the Company is not aware of any transaction or relationship involving Mr. Jones requiring disclosure under Item 404(a) of Regulation S-K. The press release announcing the appointment of Mr. Jones is attached as Exhibit 99.2 to this Current Report on Form 8-K.

Approval of Amendment of the Amended and Restated 2015 Stock and Stock Option Plan

By unanimous Written Consent dated May 5, 2020, the Board of Directors of the Company approved the amendment of the Amended and Restated RespireRx Pharmaceuticals, Inc. 2015 Stock and Stock Option Plan (the “2015 Plan”) as set forth in the Fourth Amendment to the 2015 Plan (the “Amendment”). The Amendment increases the shares issuable under the plan by 50,000,000, from 8,985,260 shares to 58,985,260 shares. Other than the change in the number of shares available under the 2015 Plan, no other changes were made to the 2015 Plan by the Amendment.

The 2015 Plan provides for the issuance of shares of Company stock, in the form of stock grants and options to directors, officers, employees, consultants and other service providers of the Company. The Company has not submitted, and currently does not intend to submit, the 2015 Plan for stockholder approval. Accordingly, the 2015 Plan does not contemplate the issuance of Incentive Stock Options. The foregoing description of the 2015 Plan does not purport to be complete and is qualified in its entirety by reference to the full text of the 2015 Plan as amended. A copy of the 2015 Plan was filed by the Company on April 6, 2016, as Exhibit 10.1 to a Current Report on Form 8-K and is incorporated herein by reference. A copy of the First Amendment of the 2015 Plan was filed by the Company on January 23, 2017, as Exhibit 10.1 to a Current Report on Form 8-K and is incorporated herein by reference. A copy of the Second Amendment of the 2015 Plan was filed by the Company on December 14, 2017, as Exhibit 10.3 to a Current Report on Form 8-K and is incorporated herein by reference. A copy of the Third Amendment of the 2015 Plan was filed by the Company on January 4, 2019, as Exhibit 99.4 to a Current Report on Form 8-K and is incorporated herein by reference. A copy of the Amendment is attached as Exhibit 99.7 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 30, 2020, the Company filed and received from the Secretary of State of the State of Delaware confirmation of the effective filing of the Fourth Certificate of Amendment of Second Restated Certificate of Incorporation of the Company (the “Certificate of Amendment”). The Certificate of Amendment increased the number of authorized shares of common stock of the Company from 65,000,000 to 1,000,000,000 (the “Increase in Authorized Shares”).

The above description of the Certificate of Amendment does not purport to be complete and is qualified in its entirety by reference to the Certificate of Amendment, which is attached hereto as Exhibit 3.1 to this Current Report on Form 8-K.

Item 5.07 Submission of Matters to a Vote of Security Holders.

As previously disclosed in a Definitive Information Statement on Schedule 14C filed with the Securities and Exchange Commission on April 10, 2020, and in a Current Report on Form 8-K filed March 26, 2020, the Increase in Authorized Shares was approved by the Board on March 21, 2020, and by written consent of the Company’s stockholders holding a majority of the outstanding common stock of the Company on March 22, 2020.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Exhibit Description
3.1*	Fourth Certificate of Amendment of Second Restated Certificate of Incorporation of RespireRx Pharmaceuticals Inc.
99.1*	Employment Agreement, dated May 6, 2020, between the Company and Timothy Jones.
99.2**	Press Release dated May 6, 2020.
99.3	Amended and Restated RespireRx Pharmaceuticals Inc. 2015 Stock and Stock Option Plan, filed on April 16, 2016 as Exhibit 10.1 to a Current Report on Form 8-K, incorporated herein by reference.
99.4	First Amendment of the Amended and Restated RespireRx Pharmaceuticals Inc. 2015 Stock and Stock Option Plan, filed on January 23, 2017 as Exhibit 10.1 to a Current Report on Form 8-K, incorporated herein by reference.
99.5	Second Amendment of Amended and Restated RespireRx Pharmaceuticals Inc. 2015 Stock and Stock Option Plan, filed on December 14, 2017 as Exhibit 10.3 to a Current Report on Form 8-K, incorporated herein by reference.
99.6	Third Amendment of Amended and Restated RespireRx Pharmaceuticals Inc. 2015 Stock and Stock Option Plan, filed on January 4, 2019 as Exhibit 99.4 to a Current Report on Form 8-K, incorporated herein by reference.
99.7*	Fourth Amendment of Amended and Restated RespireRx. Pharmaceuticals Inc. 2015 Stock and Stock Option Plan.

* Filed herewith.

** Furnished herewith.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 6, 2020	RESPIRERX PHARMACEUTICALS INC.
(Registrant)

	By:	/s/ Jeff E. Margolis
Jeff E. Margolis SVP, CFO, Secretary and Treasurer